Equity	12 Months Ended
Dec. 31, 2022
Equity [abstract]
Equity	Equity
Total equity for PureTech as of December 31, 2022, and 2021, was as follows:

	December 31, 2022 $000s	December 31, 2021 $000s
Equity
Share capital, £0.01 par value, issued and paid 278,566,306 and 287,796,585 as of December 31, 2022 and 2021, respectively	5,455	5,444
Merger Reserve	138,506	138,506
Share premium	289,624	289,303
Treasury shares, 10,595,347 and zero as of December 31, 2022 and 2021, respectively	(26,492)	—
Translation reserve	89	469
Other reserves	(14,478)	(40,077)
Retained earnings/(accumulated deficit)	149,516	199,871
Equity attributable to owners of the Group	542,220	593,515
Non-controlling interests	5,369	(9,368)
Total equity	547,589	584,147
Changes in share capital and share premium relate primarily to incentive options exercises during the period.
Shareholders are entitled to vote on all matters submitted to shareholders for a vote. Each ordinary share is entitled to one vote. Each ordinary share is entitled to receive dividends when and if declared by the Company’s Directors. The Company has not declared any dividends in the past.
On June 18, 2015, the Company acquired the entire issued share capital of PureTech LLC in return for 159,648,387 Ordinary Shares. This was accounted for as a common control transaction at cost. It was deemed that the share capital was issued in line with movements in share capital as shown prior to the transaction taking place. In addition, the merger reserve records amounts previously recorded as share premium.
Other reserves comprise the cumulative credit to share-based payment reserves corresponding to share-based payment expenses recognized through Consolidated Statements of Comprehensive Income/(Loss), settlements of vested share based payment awards as well as other additions that flow directly through equity such as the excess or deficit from changes in ownership of subsidiaries while control is maintained by the Group.
On May 9, 2022, the Company announced the commencement of a $50.0 million share repurchase program the ("Program") of its ordinary shares of one pence each (“Ordinary Shares”). The Company is executing the Program in two equal tranches. In respect of the two tranches, PureTech entered into an irrevocable (see below) non-discretionary instruction with Jefferies International Limited (“Jefferies”) in relation to the purchase by Jefferies of Ordinary Shares for an aggregate consideration (excluding expenses) of no greater than $25.0 million for each tranche and the simultaneous on-sale of such Ordinary Shares by Jefferies to PureTech, subject to certain volume and price restrictions. Jefferies makes its trading decisions in relation to the Ordinary Shares independently of, and uninfluenced by, the Company. Purchases may continue during any close period to which the Company is subject. The instruction to Jeffries may be amended or withdrawn so long as the Company is not in a close period or otherwise in possession of inside information.
Any purchases of Ordinary Shares under the Program were carried out on the London Stock Exchange and could be carried out on any other UK recognized investment exchange which may be agreed, in accordance with pre-set parameters and in accordance with, and subject to limits, including those limits related to daily volume and price, prescribed by the Company’s general authority to repurchase Ordinary Shares granted by its shareholders at its annual general meeting on May 27, 2021, and relevant Rules and Regulations. All Ordinary Shares repurchased under the Program are held in treasury.
As of December 31, 2022, the Company’s issued share capital was 278,566,306 shares, including 10,595,347 shares, which had been repurchased under the Program and were held by the Company in treasury.